UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________________________________________

Date of Report (Date of earliest event reported): March 8, 2012

BARFRESH FOOD GROUP INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-168738	27-1994406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Madison Street, Suite 701 Denver, CO 80206
(Address of principal executive offices)

Registrant’s telephone number, including area code:  303-329-3008

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01     CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Effective on or about March 8, 2012, the Company terminated the services of its principal independent auditor, M&K CPAS, PLLC of Houston, Texas (the “Former Accountant”).

In the Former Accountant’s principal accountant’s report on the Company’s financial statements for its fiscal years ended March 31, 2011 and 2010, no adverse opinion or disclaimer of opinion was issued and no opinion of the Former Accountant was modified as to audit scope or accounting principles. Our Former Accountant’s report on the Company’s financial statements for the years ended March 31, 2011 and 2010, as reported in the registrant’s Form S-1 Registration Statement declared effective by the Securities and Exchange Commission on July 7, 2011, contained a paragraph concerning uncertainty as to the Company’s ability to continue as a going concern. The financial statements did not include any adjustments that might have resulted from the outcome of this uncertainty.

The change in auditor was recommended, approved and ratified by the Company's Board of Directors.

Since the Company’s inception on January 1, 2010, through its most recent fiscal year ended March 31, 2011, and subsequent interim periods preceding this change of independent auditors, the Company is not aware of any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company is not aware of any reportable events (as defined in Item 304(a)(iv) or (v) of Regulation S-K) that have occurred during the two most recent fiscal years and the interim periods preceding the dismissal of the Former Accountant.

The Company has engaged the firm of Eide Bailly LLP, of Denver, Colorado (the “New Accountant”), as its new principle independent accountant effective March 7, 2012, to audit our financial records. During the two most recent fiscal years and the interim period preceding the appointment of the New Accountant, we have not consulted the New Accountant regarding either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to the Company that the Company considered an important factor in reaching a decision as to the accounting or financial reporting issue; or any matter that was either the subject of a disagreement or event (as defined in Item 304(a)(iv) or (v) of Regulation S-K).

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit 16.1 - Responsive Letter from M&K CPAS, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Barfresh Food Group Inc. (Registrant)

Date: March 12, 2012	/s/ Arnold Tinter
Arnold Tinter, Chief Financial Officer